UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Advanced Photonix, Inc.
(Name of Registrant as Specified in its Charter)
____________________________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
____________________________________________________________________________________________________________________________________________

2) Aggregate number of securities to which transaction applies:
____________________________________________________________________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________________________________________________________________________________________________________

4) Proposed maximum aggregate value of transaction:
____________________________________________________________________________________________________________________________________________

5) Total fee paid:
____________________________________________________________________________________________________________________________________________

☐ Fee paid previously with preliminary materials:
____________________________________________________________________________________________________________________________________________

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:
____________________________________________________________________________________________________________________________________________

2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________________________________________________________________

3) Filing party:
____________________________________________________________________________________________________________________________________________

4) Date filed:
____________________________________________________________________________________________________________________________________________

EXPLANATORY NOTE

This Schedule 14A is being filed solely to disclose corrections made to the initial proxy card distributed by the Company. The first document included is the original proxy card sent to Stockholders on or about July 16, 2007. The second document is the cover letter for the corrected proxy card being transmitted to stockholders on or about July 24, 2007. The third document is the corrected proxy card.

ADVANCED PHOTONIX, INC. 2925 BOARDWALK ANN ARBOR, MI 48104
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ADVANCED PHOTONIX, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ADVPH1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCED PHOTONIX, INC.

Vote On Directors
1. Election of six Directors:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01)	Richard D. Kurtz	04)	M. Scott Farese
02)	Robin F. Risser	05)	Stephen P. Soltwedel
03)	Steven Williamson	06)	Donald Pastor	O	O	O

Vote On Proposal	For	Against	Abstain

2. Adoption of the 2007 Equity Incentive Plan.
	O	O	O

Please sign here exactly as your name(s) appear(s) on this proxy.  If signing for an estate, trust or corporation, title or capacity should be stated.  If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

PLEASE SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADVANCED PHOTONIX, INC.

Proxy - For the Annual Meeting of Stockholders - August 24, 2007

I appoint Richard D. Kurtz and Robin F. Risser, or either of them, as my proxies, with full power of substitution, to vote all shares of Class A and Class B Common Stock of ADVANCED PHOTONIX, INC. which I am entitled to vote at the Annual Meeting of Stockholders to be held on August 24, 2007 at 10:00 a.m. at the Company's Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, and any adjournments of the meeting on all matters coming before said meeting.

My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all the nominees listed under Proposal 1 and "FOR" Proposal 2. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

(continued on reverse side)

July 24, 2007

NOTICE OF ERROR

To Our Stockholders:

        We recently sent to you a Notice of the Annual Meeting of Stockholders and a Proxy Statement along with a proxy card for use in casting your vote for the matters to be considered at the Advanced Photonix, Inc. 2007 Annual Meeting of Stockholders to be held on August 24, 2007.

After mailing those materials to you, we discovered that the proxy card you received contained a printing error. In proposal one, the election of directors, the six individuals listed should have been the following nominees: Richard D. Kurtz, Robin F. Risser, M. Scott Farese, Lance Brewer, Donald Pastor and Stephen P. Soltwedel, as discussed in the Proxy Statement. On the card you received, Mr. Brewer was not listed and listed in his place was Stephen Williamson, who is an officer of the Company but not a nominee for election to the Board.

We have therefore enclosed a corrected proxy card that correctly lists the Board’s nominees for election as Directors. Whether or not you have previously completed and returned a proxy card, we urge you to sign, date and return the enclosed CORRECTED PROXY CARD. Your return of a properly executed CORRECTED PROXY CARD will supersede any proxy card you previously submitted. Please note that, if no instructions are indicated on the CORRECTED PROXY CARD, the proxies will be voted FOR the approval of the election of the six nominees as directors of the Company and FOR the approval of the 2007 Equity Incentive Plan.

If you previously returned a proxy card and you do not return a CORRECTED PROXY CARD, your shares will be voted in accordance with your instructions on the initial proxy card you submitted, except that no shares will be voted for Mr. Williamson who is not running for election as a director. If no instructions were indicated on the initial proxy card you submitted, the proxies will be voted For the election of the following five director nominees: Richard D. Kurtz, Robin F. Risser, M. Scott Farese, Donald Pastor and Stephen P. Soltwedel, and For the adoption of the 2007 Equity Incentive Plan.

        If you have any questions or concerns regarding the CORRECTED PROXY CARD, please do not hesitate to call me at (734) 864-5647. We appreciate your attention to this matter.

Sincerely,

Richard Kurtz
Chairman

ADVANCED PHOTONIX, INC. 2925 BOARDWALK ANN ARBOR, MI 48104
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ADVANCED PHOTONIX, INC., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CORRECTED PROXY CARD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ADVPH1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCED PHOTONIX, INC.

Vote On Directors
1. Election of six Directors:				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
01)	Richard D. Kurtz	05)	Stephen P. Soltwedel
02)	Robin F. Risser	06)	Donald Pastor
03)	OMITTED	07)	Lance Brewer	O	O	O
04)	M. Scott Farese

Vote On Proposal	For	Against	Abstain

2. Adoption of the 2007 Equity Incentive Plan.
	O	O	O

Please sign here exactly as your name(s) appear(s) on this proxy.  If signing for an estate, trust or corporation, title or capacity should be stated.  If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

PLEASE SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADVANCED PHOTONIX, INC.

Proxy - For the Annual Meeting of Stockholders - August 24, 2007

I appoint Richard D. Kurtz and Robin F. Risser, or either of them, as my proxies, with full power of substitution, to vote all shares of Class A and Class B Common Stock of ADVANCED PHOTONIX, INC. which I am entitled to vote at the Annual Meeting of Stockholders to be held on August 24, 2007 at 10:00 a.m. at the Company's Michigan office, 2925 Boardwalk, Ann Arbor, Michigan, and any adjournments of the meeting on all matters coming before said meeting.

My proxies will vote the shares represented by this proxy as directed on the other side of this card, but in the absence of any instructions from me, my proxies will vote "FOR" the election of all the nominees listed under Proposal 1 and "FOR" Proposal 2. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I may revoke this proxy prior to its exercise.

THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors Recommends  a Vote FOR Proposals  1 and 2.

(continued on reverse side)